Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Archon Corporation, a Nevada corporation (the “Company”), on Form 10-K for the year ended September 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), Paul W. Lowden, Chairman of the Board, President and Principal Executive Officer of the Company and Grant L. Siler, Principal Accounting Officer of the Company, respectively, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

•	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2010

/s/ Paul W. Lowden
Paul W. Lowden Chairman of the Board, President And Principal Executive Officer

/s/ Grant L. Siler
Grant L. Siler Principal Accounting Officer